American Century Capital Portfolios, Inc. Summary Prospectus and Prospectus Supplement Equity Income Fund
Supplement dated April 20, 2018 Summary Prospectus and Prospectus dated July 31, 2017
As of May 21, 2018, the fund will be open to all investors.
The following changes are effective May 21, 2018:
The first paragraph under Purchase and Sale of Fund Shares on page 4 of the summary prospectus and page 5 of the prospectus is deleted.
The section entitled Closed Fund Policies on page 17 of the prospectus is deleted.

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CL-SPL-93958 1804